UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO EXCHANGE-TRADED FUND TRUST

INVESCO EXCHANGE-TRADED FUND TRUST II

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

A joint special meeting of the shareholders of the above Trusts will be held on August 19, 2019 at 10:00 a.m. Central Time, at the offices of the Trusts, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Please notify us by calling 1-800-952-3502 if you plan to attend the Meeting.

Vote your shares by mail, through the internet, by telephone or by voting in person at the Meeting.

If you have any questions about how to vote your proxy or about the meeting in general, you may call 1-866-796-1290. Representatives are available to assist you.

ETFPXY-SUPP-1

Proxy Voting Information

Joint Special Meeting of Shareholders of the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, and Invesco India Exchange-Traded Fund Trust August 19, 2019 at 10:00 a.m. Central Daylight Time

Proxy statements were mailed on or about July 9, 2019 to shareholders of record as of the close of business on June 25, 2019 of the funds listed below. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the funds listed below. The proxy statement contains information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement, common questions regarding your fund’s proposal, and your fund’s annual report by clicking on the fund name listed below.

Invesco 1-30 Laddered Treasury ETF

Invesco Active U.S. Real Estate ETF

Invesco Aerospace & Defense ETF

Invesco Balanced Multi-Asset Allocation ETF

Invesco BRIC ETF

Invesco BulletShares 2019 Corporate Bond ETF

Invesco BulletShares 2019 High Yield Corporate Bond ETF

Invesco BulletShares 2020 Corporate Bond ETF

Invesco BulletShares 2020 High Yield Corporate Bond ETF

Invesco BulletShares 2021 Corporate Bond ETF

Invesco BulletShares 2021 High Yield Corporate Bond ETF

Invesco BulletShares 2021 USD Emerging Markets Debt ETF

Invesco BulletShares 2022 Corporate Bond ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF

Invesco BulletShares 2022 USD Emerging Markets Debt ETF

Invesco BulletShares 2023 Corporate Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF

Invesco BulletShares 2023 USD Emerging Markets Debt ETF

Invesco BulletShares 2024 Corporate Bond ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF

Invesco BulletShares 2024 USD Emerging Markets Debt ETF

Invesco BulletShares 2025 Corporate Bond ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF

Invesco BulletShares 2026 High Yield Corporate Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF

Invesco BulletShares 2028 Corporate Bond ETF

Invesco BuyBack Achievers ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Real Estate ETF

Invesco China Small Cap ETF

Invesco China Technology ETF

Invesco Cleantech ETF

Invesco Conservative Multi-Asset Allocation ETF

Invesco Corporate Income Defensive ETF

Invesco Corporate Income Value ETF

Invesco Defensive Equity ETF

Invesco Dividend Achievers ETF

Invesco Dow Jones Industrial Average Dividend ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco DWA Tactical Multi-Asset Income ETF

Invesco DWA Tactical Sector Rotation ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Emerging Markets Debt Defensive ETF

Invesco Emerging Markets Debt Value ETF

Invesco Emerging Markets Revenue ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco Emerging Markets Ultra Dividend Revenue ETF

Invesco ESG Revenue ETF

Invesco Financial Preferred ETF

Invesco Frontier Markets ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Fundamental High Yield Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global ESG Revenue ETF

Invesco Global Listed Private Equity ETF

Invesco Global Revenue ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco Golden Dragon China ETF

Invesco Growth Multi-Asset Allocation ETF

Invesco High Yield Equity Dividend Achievers ETF

Invesco India ETF

Invesco Insider Sentiment ETF

Invesco International BuyBack Achievers ETF

Invesco International Corporate Bond ETF

Invesco International Dividend Achievers ETF

Invesco International Revenue ETF

Invesco International Ultra Dividend Revenue ETF

Invesco Investment Grade Defensive ETF

Invesco Investment Grade Value ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco LadderRite 0-5 Year Corporate Bond ETF

Invesco Moderately Conservative Multi-Asset Allocation ETF

Invesco MSCI Emerging Markets Equal Country Weight ETF

Invesco MSCI Global Timber ETF

Invesco Multi-Factor Core Fixed Income ETF

Invesco Multi-Factor Core Plus Fixed Income ETF

Invesco Multi-Factor Defensive Core Fixed Income ETF

Invesco Multi-Factor Income ETF

Invesco NASDAQ Internet ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

Invesco Preferred ETF

Invesco PureBeta 0-5 Yr US TIPS ETF

Invesco PureBeta FTSE Developed ex-North America ETF

Invesco PureBeta FTSE Emerging Markets ETF

Invesco PureBeta MSCI USA ETF

Invesco PureBeta MSCI USA Small Cap ETF

Invesco PureBeta US Aggregate Bond ETF

Invesco RAFITM Strategic Developed ex-US ETF

Invesco RAFITM Strategic Developed ex-US Small Company ETF

Invesco RAFITM Strategic Emerging Markets ETF

Invesco RAFITM Strategic US ETF

Invesco RAFITM Strategic US Small Company ETF

Invesco Raymond James SB-1 Equity ETF

Invesco Russell 1000 Dynamic Multifactor ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco Russell 1000 Low Volatility Factor ETF

Invesco Russell 1000 Momentum Factor ETF

Invesco Russell 1000 Quality Factor ETF

Invesco Russell 1000 Size Factor ETF

Invesco Russell 1000 Value Factor ETF

Invesco Russell 1000 Yield Factor ETF

Invesco Russell 2000 Dynamic Multifactor ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500 Downside Hedged ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500 High Beta ETF

Invesco S&P 500 High Dividend Low Volatility ETF

Invesco S&P 500 Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Quality ETF

Invesco S&P 500 Revenue ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P 500® Equal Weight Communication Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P Financials Revenue ETF

Invesco S&P Global Dividend Opportunities Index ETF

Invesco S&P Global Water Index ETF

Invesco S&P High Income Infrastructure ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Shipping ETF

Invesco Solar ETF

Invesco Taxable Municipal Bond ETF

Invesco Total Return Bond ETF

Invesco Treasury Collateral ETF

Invesco Ultra Short Duration ETF

Invesco Variable Rate Investment Grade ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card/voting instruction card.

Enter the control number listed on the proxy card/voting instruction card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card/voting instruction card. Enter the control number listed on the proxy card/voting instruction card and follow the recorded instructions.

By Mail	Complete and sign the proxy card/instruction card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (866) 796-1290, any business day between 9:00 a.m. and 10:00 p.m. ET.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, AST Fund Solutions, LLC, may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

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Proxy Information by Fund

Special Meeting of Shareholders of the Invesco Exchange-Traded Funds which will be held on August 19, 2019 at 10:00 a.m. Central Daylight Time

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•  Semi Annual Reports

•  Annual Report

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

Invesco Active U.S. Real Estate ETF (PSR)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•  Semi Annual Reports

•  Annual Report

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Growth Multi-Asset Allocation ETF (PSMG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Downside Hedged ETF (PHDG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Total Return Bond ETF (GTO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Ultra Short Duration ETF (GSY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Variable Rate Investment Grade ETF (VRIG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

INVESCO EXCHANGE-TRADED FUND TRUST

Invesco Aerospace & Defense ETF (PPA)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BRIC ETF (EEB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Buyback Achievers™ ETF (PKW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Cleantech™ ETF (PZD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dividend Achievers™ ETF (PFM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

•	Please read the proxy statement in full. (PDF)

•	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

•	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Basic Materials Momentum ETF (PYZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Consumer Staples Momentum ETF (PSL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Energy Momentum ETF (PXI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Financial Momentum ETF (PFI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Healthcare Momentum ETF (PTH)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Industrials Momentum ETF (PRN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Momentum ETF (PDP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA NASDAQ Momentum ETF (DWAQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Technology Momentum ETF (PTF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Utilities Momentum ETF (PUI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Biotechnology & Genome ETF (PBE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Building & Construction ETF (PKB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Energy Exploration & Production ETF (PXE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Food & Beverage ETF (PBJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Large Cap Growth ETF (PWB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Large Cap Value ETF (PWV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Market ETF (PWC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Media ETF (PBS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Networking ETF (PXQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Oil & Gas Services ETF (PXJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Pharmaceuticals ETF (PJP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Retail ETF (PMR)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Semiconductors ETF (PSI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Dynamic Software ETF (PSJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Financial Preferred ETF (PGF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE RAFI US 1000 ETF (PRF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global Listed Private Equity ETF (PSP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Golden Dragon China ETF (PGJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco High Yield Equity Dividend Achievers™ ETF (PEY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Insider Sentiment ETF (NFO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco International Dividend Achievers™ ETF (PID)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco NASDAQ Internet ETF (PNQI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Raymond James SB-1 Equity ETF (RYJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Momentum ETF (XSMO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap Quality ETF (XMHQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap Momentum ETF (XMMO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap Value with Momentum ETF (XMVM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 100 Equal Weight ETF (EQWL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 GARP ETF (SPGP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 Value with Momentum ETF (SPVM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 BuyWrite ETF (PBP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Energy ETF (RYE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Financials ETF (RYF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Materials ETF (RTM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight ETF (RSP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Technology ETF (RYT)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Pure Growth ETF (RPG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Pure Value ETF (RPV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Quality ETF (SPHQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Top 50 ETF (XLG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap 400® Pure Value ETF (RFV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Spin-Off ETF (CSD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Water Resources ETF (PHO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Wilderhill Clean Energy ETF (PBW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Zacks Mid-Cap ETF (CZA)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Zacks Multi-Asset Income ETF (CVY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

INVESCO EXCHANGE-TRADED FUND TRUST II

Invesco 1-30 Laddered Treasury ETF (PLW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco California AMT-Free Municipal Bond ETF (PWZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco CEF Income Composite ETF (PCEF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco China Real Estate ETF (TAO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco China Small Cap ETF (HAO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco China Technology ETF (CQQQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Developed Markets Momentum ETF (PIZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Emerging Markets Momentum ETF (PIE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA SmallCap Momentum ETF (DWAS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco DWA Tactical Sector Rotation ETF (DWTR)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Emerging Markets Sovereign Debt ETF (PCY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Emerging Markets Revenue ETF (REEM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Frontier Markets ETF (FRN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco FTSE RAFI Emerging Markets ETF (PXH)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global Clean Energy ETF (PBD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global ESG Revenue ETF (ESGF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global Revenue ETF (RGLB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global Short Term High Yield Bond ETF (PGHY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Global Water ETF (PIO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco International BuyBack Achievers™ ETF (IPKW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco International Corporate Bond ETF (PICB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco International Revenue ETF (REFA)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco International Ultra Dividend Revenue ETF (RIDV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco KBW Bank ETF (KBWB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco KBW High Dividend Yield Financial ETF (KBWD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco KBW Property & Casualty Insurance ETF (KBWP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco KBW Regional Banking ETF (KBWR)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco MSCI Global Timber ETF (CUT)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco National AMT-Free Municipal Bond ETF (PZA)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco New York AMT-Free Municipal Bond ETF (PZT)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Preferred ETF (PGX)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM MSCI USA ETF (PBUS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000 Equal Weight ETF (EQAL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Low Volatility Factor ETF (OVOL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Momentum Factor ETF (OMOM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Quality Factor ETF (OQAL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Size Factor ETF (OSIZ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Value Factor ETF (OVLU)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Yield Factor ETF (OYLD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 Enhanced Value ETF (SPVU)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® High Beta ETF (SPHB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500® Low Volatility ETF (SPLV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 Minimum Variance ETF (SPMV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 Momentum ETF (SPMO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P 500 Revenue ETF (RWL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Emerging Markets Momentum ETF (EEMO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Financials Revenue ETF (RWW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Global Water Index ETF (CGW)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P High Income Infrastructure ETF (GHII)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P International Developed Low Volatility ETF (IDLV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P International Developed Momentum ETF (IDMO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P International Developed Quality ETF (IDHQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap 400 Revenue ETF (RWK)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P MidCap Low Volatility ETF (XMLV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco SmallCap 600 Revenue ETF (RWJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Energy ETF (PSCE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Financials ETF (PSCF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Health Care ETF (PSCH)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Industrials ETF (PSCI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Information Technology ETF (PSCT)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Low Volatility ETF (XSLV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Materials ETF (PSCM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Quality ETF (XSHQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Senior Loan ETF (BKLN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Shipping ETF (SEA)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Solar ETF (TAN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Taxable Municipal Bond ETF (BAB)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Treasury Collateral ETF (CLTL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Variable Rate Preferred ETF (VRP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco VRDO Tax-Free Weekly ETF (PVI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Corporate Income Defensive ETF (IHYD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Corporate Income Value ETF (IHYV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Defensive Equity ETF (DEF)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Emerging Markets Debt Defensive ETF (IEMD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Emerging Markets Debt Value ETF (IEMV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco ESG Revenue ETF (ESGL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Investment Grade Defensive ETF (IIGD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Investment Grade Value ETF (IIGV)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Multi-Factor Core Fixed Income ETF (IMFC)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Multi-Factor Income ETF (IMFI)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco RAFITM Strategic US ETF (IUS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco RAFITM Strategic US Small Company ETF (IUSS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

Invesco India ETF (PIN)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Semi Annual Reports

•	Annual Report

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QUESTIONS & ANSWERS FOR:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Ronn R. Bagge, Todd J. Barre, Kevin M. Carome, Edmund P. Giambastiani, Jr., Victoria J. Herget, Marc M. Kole, Yung Bong Lim, Joanne Pace, Gary R. Wicker and Donald H. Wilson as trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 19, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.ProxyVote.com maintains security features designed to protect the confidentiality of your vote.

HOW DO I SIGN THE PROXY CARD/VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards/voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card/voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card/voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 19, 2019 at 10:00 a.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you plan to attend the Joint Special Shareholder Meeting for the Invesco Exchange-Traded Funds Press 3.

OPTION 3	Thank you for planning to attend the upcoming Joint Special Shareholder Meeting for the Invesco Exchange-Traded Funds which is currently scheduled for 10:00 a.m. Central Daylight Time on August 19, 2019.

Please press 1 then state your full name and the number of persons that will be attending the meeting.